SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 15, 2003

                                ----------------


                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following exhibit is included with this report:

               99.1  Press release issued on April 15, 2003

Item 9.  Regulation FD Disclosure.

      On April 15, 2003, West Coast Bancorp issued a press release discussing first quarter 2003 operating results. The press release included as Exhibit 99.1 and the discussion included in this Item are intended to be included under "Item
12. Results of Operations  and Financial  Condition" and are included under this
Item 9 in accordance with Securities and Exchange Commission ("SEC") Release No. 33-8216. This discussion, as well as the press release, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WEST COAST BANCORP


Dated:  April 15, 2003        By:  /s/ Richard R. Rasmussen
                                   ------------------------
                                   Richard R. Rasmussen
                                   Executive Vice President, General Counsel
                                    and Secretary